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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2007

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

          Texas                    0-19797                   74-1989366
        (State of             (Commission File            (IRS employment
      incorporation)               Number)              identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On March 5, 2007, Linda Mason, a member of the Company's Board of Directors from 1992 to 2000 and from March 2002 to the present, advised the Board of Directors of her decision to retire from the Board of Directors effective on May 1, 2007, due to other business commitments. The Board of Directors intends to fill the vacancy created by this resignation during the current fiscal year.

ITEM 8.01   OTHER EVENTS

On March 5, 2007 the Company's Board of Directors declared a dividend of $0.18 per share, payable April 24, 2007 to shareholders of record at the close of business on April 13, 2007.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits. None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHOLE FOODS MARKET, INC.


Date: March 8, 2007                              By: /s/ Glenda Chamberlain
                                                     ---------------------------
                                                     Glenda Chamberlain,
                                                     Executive Vice President
                                                     and Chief Financial Officer

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